SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2006

                           PROVIDENT NEW YORK BANCORP
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-25233                  80-0091851
  ---------------------------      -----------------          ---------------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                             10901
-----------------------------------------                             -----
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure
                  -----------------------

     On February 16, 2006, the Registrant will utilize a slideshow at its annual meeting of stockholders, which will discuss the Registrant's financial performance and strategies. The text of the slideshow will be available on the Registrant's website beginning February 16, 2006.

Item 9.01.        Financial Statements and Exhibits
                  --------------------------------

         None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 PROVIDENT NEW YORK BANCORP



DATE: February 15, 2006             By:          \s\ Paul A. Maisch
                                                 -------------------------------
                                                 Paul A. Maisch
                                                 Executive Vice President and
                                                 Chief Financial Officer